UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 4, 2025
Direct Digital Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41261	87-2306185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 West Loop South, Suite 1310 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (832) 402-1051
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	DRCT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on October 18, 2024, Direct Digital Holdings, Inc. (the “Company”) received a deficiency letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it was not in compliance with the minimum stockholders’ equity requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(1) (the “Stockholders’ Equity Requirement”). Following the Staff’s review of the Company’s compliance plan (the “Plan”), on February 4, 2025, the Staff notified the Company that it had granted the Company an extension (the “Extension”) through March 31, 2025 to complete the Plan and evidence compliance with the Stockholders’ Equity Requirement.

The Company intends to take all reasonable measures available to it to regain compliance with the Stockholders’ Equity Requirement and remain listed on Nasdaq. However, there can be no assurance that the Company will be able to complete the Plan.

The Company’s non-compliance has no immediate effect on the listing or trading of the Company’s Class A Common Stock, which will continue to trade on The Nasdaq Capital Market under the symbol “DRCT.”

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain forward-looking statements within the meaning of federal securities laws that are subject to certain risks, trends and uncertainties.

As used below, “we,” “us,” and “our” refer to the Company. We use words such as “could,” “would,” “may,” “might,” “will,” “expect,” “likely,” “believe,” “continue,” “anticipate,” “estimate,” “intend,” “plan,” “project” and other similar expressions to identify forward-looking statements, but not all forward-looking statements include these words. All of our forward-looking statements involve estimates and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Accordingly, any such statements are qualified in their entirety by reference to the information described under the caption “Risk Factors” and elsewhere in our most recent Annual Report on Form 10-K (the “Form 10-K”) and subsequent periodic and or current reports filed with the Securities and Exchange Commission.

The forward-looking statements contained in this Current Report on Form 8-K are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you read and consider this Current Report on Form 8-K, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (many of which are beyond our control) and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual operating and financial performance and cause our performance to differ materially from the performance expressed in or implied by the forward-looking statements. We believe these factors include, but are not limited to, the following: the restrictions and covenants imposed upon us by our credit facilities; the substantial doubt about our ability to continue as a going concern, which may hinder our ability to obtain future financing; our ability to secure additional financing to meet our capital needs; our ineligibility to file short-form registration statements on Form S-3, which may impair our ability to raise capital; our failure to satisfy applicable listing standards of the Nasdaq Capital Market resulting in a potential delisting of our common stock; failure to remedy any listing deficiencies noted in the deficiency letters from the Listing Qualifications Department of The Nasdaq Stock Market LLC; costs, risks and uncertainties related to the restatement of certain prior period financial statements; any significant fluctuations caused by our high customer concentration; risks related to non-payment by our clients; reputational and other harms caused by our failure to detect advertising fraud; operational and performance issues with our platform, whether real or perceived, including a failure to respond to technological changes or to upgrade our technology systems; restrictions on the use of third-party “cookies,” mobile device IDs or other tracking technologies, which could diminish our platform’s effectiveness; unfavorable publicity and negative public perception about our industry, particularly concerns regarding data privacy and security relating to our industry’s technology and practices, and any perceived failure to comply with laws and industry self-regulation; our failure to manage our growth effectively; the difficulty in identifying and integrating any future acquisitions or strategic investments; any changes or developments in legislative, judicial, regulatory or cultural environments related to information collection, use and processing; challenges related to our buy-side clients that are destination marketing organizations and that operate as public/private partnerships; any strain on our resources or diversion of our management’s attention as a result of being a public company; the intense competition of the digital advertising industry and our ability to effectively compete against current and future competitors; any significant inadvertent disclosure or breach of confidential and/or personal information we hold, or of the security of our or our customers’, suppliers’ or other partners’ computer systems; as a holding company, we depend on distributions from Direct Digital Holdings, LLC (“DDH LLC”) to pay our taxes, expenses (including payments under the Tax Receivable Agreement) and any amount of any dividends we may pay to the holders of our common stock; the fact that DDH LLC is controlled by DDM, whose interest may differ from those of our public stockholders; any failure by us to maintain or implement effective internal controls or to detect fraud; and other factors and assumptions discussed in the Form 10-K under “Risk Factors,” and elsewhere in the Form 10-K and in subsequent periodic and current reports we may file with the SEC.

Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove to be incorrect, our actual operating and financial performance may vary in material respects from the performance projected in these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and except as required by law, we undertake no obligation to update any forward-looking statement contained in this Current Report on Form 8-K to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors that could cause our business not to develop as we expect emerge from time to time, and it is not possible for us to predict all of them. Further, we cannot assess the impact of each currently known or new factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 7, 2025 (Date)	Direct Digital Holdings, Inc. (Registrant)

/s/ DIANA P. DIAZ
Diana P. Diaz Chief Financial Officer